DEAR SHAREHOLDERS:
--------------------------------------------------------------------------------
     We are pleased to report that the Lexington International Fund performed well on both an absolute and relative basis during 1998. The Lexington International Fund returned 19.02%* in 1998 while the average international fund, according to Lipper, Inc., advanced 13.0%. The unmanaged Morgan Stanley Capital International EAFE Index appreciated a strong 20.3% for the year. During the fourth quarter Lexington International Fund gained 17.1%* against a group average of 16.4% according to Lipper, Inc. The EAFE Index rose 20.7% due to the strong performance of large companies.

     The bulk of relative performance occurred in the third quarter as losses were minimized due to the Fund's high exposure to defensive sectors such as tobacco and pharmaceuticals. Avoiding hard hit sectors such as banks also proved instrumental to strong performance. As stocks fell to more attractive levels, additions to telecoms and banks allowed the Fund to maintain its lead in the strong fourth quarter recovery.

     The hyper bull market in Europe and the United States continues to astound even the most optimistic bulls. For example, Finnish stocks led by Nokia led European equities with a gain of 122%. Belgium stocks advanced 68% while Italian equities rose 53%. The world's economic problems have not been solved, risk continues to remain on the downside. However, led by a wave of interest rate cuts in the United States and Europe, investors piled back into equity markets.

     The U.S. economy remains the key to the global markets. U.S. growth remains surprisingly strong with little inflation. Consumers have been the driving force for strong U.S. GDP growth. There are signs that the consumer is contributing to the building financial bubble as indicated by the stock valuations in some sectors of the U.S. market. We all know that at some point this is unsustainable. The risk of an economic slowdown and resulting profit disappointment could lead to a lower U.S. stock market.

     On the European front, Europe is already experiencing an economic slowdown despite falling interest rates. The manufacturing sector is in recession in the U.K., while unemployment levels still remain high on the continent. Japanese economic growth continues to be negative. It remains problematical as to when the Japanese economy begins to improve and the banking industry addresses its bad loan problems. At the same time there are bright spots, such as an improvement in Korea and Thailand.

     Liquidity driven markets can last longer than most expect, but the end will probably be painful. The challenge is to participate in rising markets while also staying defensive to protect against the likelihood of the declines from these over valued levels. Therefore, we have focused your Fund in areas that allow us to maintain a well-diversified portfolio with a healthy respect for risk.

     The strategy remains to maintain a diversified portfolio with a healthy respect for risk. Defensive sectors such as food, tobacco and pharmaceuticals continue to be favored. Given a weakening global economic environment, earnings risk remains high. Europe remains a long-term opportunity in which the Fund is well represented.

     On January 1, 1999 the Euro was born. Eleven European nations have formed one currency with the UK, Denmark and Sweden opting out. The Euro will be the first challenge to the dollar since World War II. There are many potential ramifications to the Euro and its impact on equity prices. However, the markets have had years to adjust and in fact have benefitted by sharp falls in interest rates. One single currency will allow companies to be more efficient and plan with greater certainty. Conversely, pricing will be more transparent which could pressure profit margins in certain industries.

     Our job is to monitor events in Europe and select companies that can benefit under the new currency. Japan is still struggling, but there are small signs that there is the potential for better times ahead if corporate Japan begins to get serious about enhancing shareholder value.


                          Sincerely,





/s/ Richard T. Saler                 /s/ Richard T. Saler
--------------------------           ------------------------------
Richard T. Saler                     Richard T. Saler
Portfolio Manager                    President
February, 1999                       February, 1999




--------------------------------------------------------------------------------

             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
                     LEXINGTON INTERNATIONAL FUND, INC. AND
        THE UNMANAGED MORGAN STANLEY CAPITAL INTERNATIONAL (EAFE) INDEX


[THE FOLLOWING TABLE REPRESENTS A CHART IN THE PRINTED REPORT]


                    Lexington
Year              International          EAFE
                       Fund
======================================================
1/3/94               $10,000            $10,000
12/31/94             $10,587            $10,778
12/31/95             $11,198            $11,986
12/31/96             $12,717            $12,711
12/31/97             $12,922            $12,937
12/31/98             $15,380            $15,567


                      AVERAGE ANNUAL STANDARD TOTAL RETURNS
                         FOR THE PERIOD ENDED 12/31/98
FUND/INDEX               1 YEAR         SINCE INCEPTION
                                             1/3/94
----------               ------         ---------------
Lexington International
Fund                     19.02%                9.00%

MSCI-(EAFE) Index        20.33%                9.25%


This graph, prepared in accordance with SEC regulations, compares a $10,000 investment in the Fund with a similar investment in the Morgan Stanley Capital International (EAFE) Index. Results for the Fund and the Morgan Stanley Capital International (EAFE) Index include the reinvestment of all dividend and capital gain distributions. The Fund commenced operations on 1/3/94. Investment return and principal value of an investment will fluctuate so that an investor's shares when redeemed may be worth more or less than at their original cost. Total return represents past performance and it is not predictive of future market results.

--------------------------------------------------------------------------------






* 19.02% and 9.00% are the one year and since commencement (1/3/94) average annual standard total returns, respectively, for the period ended December 31, 1998. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than at their original cost. Total return represents past performance and is not predictive of future results.

LEXINGTON INTERNATIONAL FUND, INC.
STATEMENT OF NET ASSETS
(INCLUDING THE PORTFOLIO OF INVESTMENTS)
December 31, 1998




    NUMBER OF                                                                  VALUE
      SHARES                             SECURITY                            (NOTE 1)
==========================================================================================
                    COMMON STOCKS: 91.1%
                    AUSTRALIA: 2.1%
  127,900           Foster's Brewing Group, Ltd. ....................   $ 346,743
    6,200           OzEmail, Ltd. (ADR) .............................     137,369
                                                                        ---------
                                                                          484,112
                                                                        ---------
                    CANADA: 2.9%
   19,400           Imax Corporation2 ...............................     614,738
   25,280           Yogen Fruz World-Wide, Inc.2 ....................      86,410
                                                                        ---------
                                                                          701,148
                                                                        ---------
                    DENMARK: 1.1%
    2,010           Tele Danmark A/S ................................     271,291
                                                                        ---------
                    FINLAND: 1.7%
    3,300           Nokia Oyj "Class A" .............................     404,085
                                                                        ---------
                    FRANCE: 11.5%
    2,040           Alcatel .........................................     249,796
    5,420           Axa-UAP .........................................     785,928
    6,800           Elf Aquitaine S.A. (ADR) ........................     385,050
    5,300           Schlumberger, Ltd. - NY Shares ..................     244,462
    7,800           SEITA ...........................................     488,721
    2,370           Vivendi .........................................     615,198
                                                                        ---------
                                                                        2,769,155
                                                                        ---------
                    GERMANY: 2.2%
   11,100           Dresdner Bank AG ................................     466,520
      800           Kamps AG ........................................      51,876
                                                                        ---------
                                                                          518,396
                                                                        ---------
                    HONG KONG: 1.2%
  280,000           JCG Holdings, Ltd. ..............................      90,357
  312,000           Mandarin Oriental International, Ltd. ...........     196,560
                                                                        ---------
                                                                          286,917
                                                                        ---------
                    HUNGARY: 1.2%
    9,300           Magyar Tavkozlesi RT. (ADR) .....................     277,256
                                                                        ---------
                    IRELAND: 0.9%
    2,400           ICON plc (ADR)2 .................................      79,950
   20,150           Ryanair Holdings plc2 ...........................     144,209
                                                                        ---------
                                                                          224,159
                                                                        ---------
                    ISRAEL: 2.4%
   14,300           Teva Pharmaceutical Industries, Ltd.
                    (ADR) ...........................................     583,172
                                                                        ---------
                    ITALY: 2.2%
   71,000           Istituto Nazionale delle Assicurazioni ..........     188,212
   40,900           Telecom Italia SpA ..............................     348,975
                                                                        ---------
                                                                          537,187
                                                                        ---------
                    JAPAN: 13.2%
    8,000           Able, Inc.2 .....................................     248,234
   36,000           Asahi Diamond Industries Company,
                     Ltd.3 ..........................................     179,367
    6,300           Doutor Coffee Company, Ltd.3 ....................     209,448
    7,000           Ito-Yokado Company, Ltd.3 .......................     490,263
   46,000           National House Industrial Company,
                    Ltd.3 ...........................................     391,909
    2,900           Oriental Land Company, Ltd.3 ....................     132,149
    3,100           Paris Miki, Inc. ................................      71,456
    7,400           Rinnai Corporation ..............................     129,635
   37,000           Seino Transportation Company, Ltd. ..............     211,903
    4,700           Softbank Corporation ............................     283,342
   21,000           Sumitomo Forestry Company, Ltd. .................     150,802
   13,000           Tostem Corporation ..............................     258,164
        4           Yahoo Japan Corporation2 ........................     301,073
   20,000           Yamato Kogyo Company, Ltd. ......................     115,961
                                                                        ---------
                                                                        3,173,706
                                                                        ---------
                    NETHERLANDS: 7.1%
   11,000           ABN-AMRO Holding NV .............................     231,527
    1,800           Equant NV - NY Shares2 ..........................     122,062
   17,700           Koninklijke Ahold NV ............................     654,554
    5,400           Koninklijke KPN NV ..............................     270,479
    8,900           Koninklijke Numico NV ...........................     424,449
                                                                        ---------
                                                                        1,703,071
                                                                        ---------
                    NEW ZEALAND: 3.3%
   83,200           Carter Holt Harvey, Ltd. ........................      74,717
   37,000           Sky City, Ltd. ..................................     140,728
  107,900           Tranz Rail Holdings, Ltd. .......................     247,946
   46,800           Tranz Rail Holdings, Ltd. (ADR) .................     318,825
                                                                        ---------
                                                                          782,216
                                                                        ---------
                    NORWAY: 2.7%
   29,900           Saga Petroleum AS ...............................     272,754
   49,310           Storebrand ASA2 .................................     372,150
                                                                        ---------
                                                                          644,904
                                                                        ---------
                    SPAIN: 5.2%
    3,771           Mapfre Vida Seguros .............................     141,587
   22,900           Tabacalera S.A. .................................     587,485
   11,730           Telefonica S.A. .................................     522,377
                                                                        ---------
                                                                        1,251,449
                                                                        ---------
                    SWEDEN: 3.3%
  217,062           Swedish Match AB ................................     789,994
                                                                        ---------
                    SWITZERLAND: 7.8%
      113           Nestle AG .......................................     245,995
      294           Novartis AG .....................................     577,947
      376           Rentenanstalt-Societe Suisse
                    Assurances Vie ..................................     279,232
       45           Roche Holding AG ................................     549,115

LEXINGTON INTERNATIONAL FUND, INC.
STATEMENT OF NET ASSETS
(INCLUDING THE PORTFOLIO OF INVESTMENTS)
December 31, 1998 (continued)

 NUMBER OF                                           VALUE
   SHARES                 SECURITY                  (NOTE 1)
=========== ==================================== =============
            COMMON STOCKS (CONTINUED):
            SWITZERLAND (CONTINUED):
      730   UBS AG .............................  $   224,291
                                                  -----------
                                                    1,876,580
                                                  -----------
            UNITED KINGDOM: 19.1%
  150,900   Aegis Group plc ....................      220,311
   71,000   Aegis Group plc1 ...................      103,659
   63,600   British Steel plc ..................       94,178
   30,100   British Telecommunications plc .....      453,478
   19,400   Cadbury Schweppes plc ..............      330,846
   72,600   D.F.S. Furniture Company plc .......      227,693
   37,700   Devro plc ..........................      107,574
   35,800   Diageo plc .........................      407,418
  100,500   George Wimpey plc ..................      181,425
   14,400   Glaxo Welcome plc ..................      495,466
  127,000   Inchcape plc .......................      271,524
   95,700   Polypipe plc .......................      181,517
   72,700   Regent Inns plc ....................      122,773
   37,600   Rentokil Initial plc ...............      283,392
   21,260   Rio Tinto plc ......................      247,253
   40,700   SmithKline Beecham plc .............      568,820
   18,000   Vodafone Group plc .................      292,296
                                                  -----------
                                                    4,589,623
                                                  -----------
            TOTAL COMMON STOCKS
            (cost $19,316,758)..................   21,868,421
                                                  -----------


 NUMBER OF SHARES
        OR                                                        VALUE
 PRINCIPAL AMOUNT                   SECURITY                     (NOTE 1)
================== ========================================== =============
                   PREFERRED STOCKS: 2.2%
                   GERMANY: 2.2%
         4,310     Rhoen-Klinikum AG ........................  $   439,921
           386     Sto AG ...................................       90,386
                                                               -----------
                   TOTAL PREFERRED STOCKS
                   (cost $632,692) ..........................      530,307
                                                               -----------
                   U.S. GOVERNMENT OBLIGATION: 2.2%
    $2,018,000     U.S. Strip Bond, 0.00%, due
                   05/15/23 (cost $480,841)..................      534,286
                                                               -----------
                   SHORT-TERM INVESTMENT: 4.2%
                   U.S. GOVERNMENT AGENCY OBLIGATION
     1,000,000     Federal Home Loan Mortgage
                   Corporation, 4.50%, due 01/04/99
                   (cost $999,646)...........................      999,646
                                                               -----------
                   TOTAL INVESTMENTS: 99.7%
                   (cost $21,429,937+) (Note 1)..............   23,932,660
                   Other assets in excess of liabilities:
                   0.3% .....................................       67,055
                                                               -----------
                   TOTAL NET ASSETS: 100.0%
                   (equivalent to $11.61 per share on
                   2,067,783 shares outstanding) ............  $23,999,715
                                                               ===========

1 Restricted Security (Note 8).
2 Non-income producing security.
3 Some  or  all  of this security is segregated for forward foreign currency contracts (Notes 1 and 7).
ADR - American Depository Receipt.
+ Aggregate cost for Federal income tax purposes is $21,459,304.

                             --------------------

At December 31, 1998, the composition of the Fund's net assets by industry was as follows:



Banking ............................   3.8%
Capital Equipment ..................   3.3
Construction & Housing .............   2.4
Consumer Durable Goods .............   0.5
Consumer Non-durable Goods .........  17.7
Electrical & Electronics ...........   2.2
Energy Sources .....................   2.7
Financial Services .................   7.7%
Health & Personal Care .............  13.4
Materials ..........................   5.5
Merchandising ......................   4.9
Real Estate ........................   1.9
Services ...........................   9.9
Telecommunications .................  12.4
Trade ..............................   1.1%
Transportation .....................   3.9
U.S. Government Agency &
    Obligations ....................   6.4
Other Assets .......................   0.3
                                     -----
 Total Net Assets .................. 100.0%
                                     =====

   The Notes to Financial Statements are an integral part of this statement.

LEXINGTON INTERNATIONAL FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
December 31, 1998



ASSETS
Investments, at value (cost $21,429,937)
  (Note 1) .......................................   $23,932,660
Cash .............................................       458,577
Receivable for investment securities sold ........            21
Dividends and interest receivable ................        11,600
Foreign taxes recoverable ........................        16,955
                                                     -----------
    Total Assets .................................    24,419,813
                                                     -----------
LIABILITIES
Due to Lexington Management Corporation
  (Note 2) .......................................        39,335
Payable for investment securities purchased ......        64,200
Distributions payable ............................       115,108
Accrued expenses .................................        36,703
Unrealized loss on open forward contracts
  (Note 7) .......................................       164,752
                                                     -----------
    Total Liabilities ............................       420,098
                                                     -----------
NET ASSETS (equivalent to $11.61 per share on
  2,067,783 shares outstanding) (Note 4) .........   $23,999,715
                                                     ===========
NET ASSETS consist of:
Capital stock - authorized 500,000,000
  shares, $.001 par value per share ..............   $     2,068
Additional paid-in capital (Note 1) ..............    21,128,423
Undistributed net investment income (Note 1) .....       154,188
Accumulated net realized gain on investments
  and foreign currency transactions (Note 1) .....       376,139
Unrealized appreciation of investments and
  foreign currency translation of other assets
  and liabilities ................................     2,338,897
                                                     -----------
    TOTAL NET ASSETS .............................   $23,999,715
                                                     ===========


LEXINGTON INTERNATIONAL FUND, INC.
STATEMENT OF OPERATIONS
Year ended December 31, 1998


INVESTMENT INCOME
  Dividends ............................  $ 412,745
  Interest .............................    101,131
                                          ---------
                                            513,876
  Less: foreign tax expense ............     56,705
                                          ---------
   Total investment income .............                  $  457,171
EXPENSES
  Investment advisory fee (Note 2)......    217,864
  Custodian expenses ...................     72,018
  Transfer agent and shareholder
     servicing expenses (Note 2) .......     33,014
  Professional fees ....................     32,314
  Printing and mailing expenses ........     30,805
  Distribution expenses (Note 3) .......     19,670
  Directors' fees and expenses .........     17,886
  Accounting expenses (Note 2) .........     17,775
  Registration fees ....................     17,006
  Amortization of deferred
     organization costs (Note 1) .......     12,213
  Computer processing fees .............      7,474
  Other expenses .......................     13,007
                                          ---------
   Total expenses ......................    491,046
   Less: expenses recovered
      under contract with
      investment adviser (Note 2) ......    109,634          381,412
                                          ---------       ----------
   Net investment income ...............                      75,759
REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS (NOTE 5)
Net realized gain on:
  Investments ..........................  1,294,568
   Foreign currency transactions .......     80,197
                                          ---------
    Net realized gain ..................                   1,374,765
Net change in unrealized
 appreciation (depreciation) on:
   Investments .........................  2,399,709
   Foreign currency translation of
      other assets and liabilities .....   (254,033)
                                          ---------
    Net change in unrealized
       appreciation (depreciation)......                   2,145,676
                                                          ----------
     Net realized and
        unrealized gain ................                   3,520,441
                                                          ----------
INCREASE IN NET ASSETS RESULTING
     FROM OPERATIONS ...................                  $3,596,200
                                                          ==========


  The Notes to Financial Statements are an integral part of these statements.

LEXINGTON INTERNATIONAL FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS
Years ended December 31, 1998 and 1997


                                                                                      1998              1997
                                                                                ---------------   ---------------
Net investment income .......................................................     $    75,759      $    111,647
Net realized gain from investments and foreign currency transactions ........       1,374,765         1,524,350
Net change in unrealized appreciation (depreciation) of investments
 and foreign currency translation ...........................................       2,145,676        (1,346,297)
                                                                                  -----------      ------------
  Net increase in net assets resulting from operations ......................       3,596,200           289,700
Distributions to shareholders from net investment income (Note 1) ...........        (116,960)         (245,229)
Distributions to shareholders from net realized gains from
 security transactions (Note 1) .............................................        (695,462)       (1,451,487)
Increase in net assets from capital share transactions (Note 4) .............       1,266,820         2,465,165
                                                                                  -----------      ------------
  Net increase in net assets ................................................       4,050,598         1,058,149

NET ASSETS:
 Beginning of period ........................................................      19,949,117        18,890,968
                                                                                  -----------      ------------
 End of period (including undistributed net investment income of $154,188 and distributions in excess of net investment income of $81,791 in
  1998 and 1997, respectively) ..............................................     $23,999,715      $ 19,949,117
                                                                                  ===========      ============

     .

  The Notes to Financial Statements are an integral part of these statements.
                                       6

LEXINGTON INTERNATIONAL FUND, INC.
NOTES TO FINANCIAL STATEMENTS
December 31, 1998 and 1997

1. SIGNIFICANT ACCOUNTING POLICIES

Lexington International Fund, Inc. (the "Fund") is an open-end diversified management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek long-term growth of capital through investment in common stocks and equivalents of companies domiciled in foreign countries. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

     INVESTMENTS Securities transactions are accounted for on a trade date basis. Realized gains and losses from investment transactions are reported on the identified cost basis. Securities traded on a recognized stock exchange are valued at the last sales price reported by the exchange on which the securities are traded. If no sales price is recorded, the mean between the last bid and asked prices is used. Securities traded on the over-the-counter market are valued at the mean between the last current bid and asked prices. Short-term securities having a maturity of 60 days or less are stated at amortized cost, which approximates market value. Securities for which market quotations are not readily available and other assets are valued by Fund management in good faith under the direction of the Fund's Board of Directors. All investments quoted in foreign currencies are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of business. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income, adjusted for amortization of premiums and accretion of discounts, is accrued as earned.

     FOREIGN CURRENCY TRANSACTIONS Foreign currencies (and receivables and payables denominated in foreign currencies) are translated into U.S. dollar amounts at current exchange rates. Translation gains or losses resulting from changes in exchange rates and realized gains and losses on the settlement of foreign currency transactions are reported in the statement of operations. In addition, the Fund may enter into forward foreign exchange contracts in order to hedge against foreign currency risk in the purchase or sale of securities denominated in foreign currency. The Fund may also enter into such contracts to hedge against changes in foreign currency exchange rates on portfolio positions. These contracts are marked to market daily, by recognizing the difference between the contract exchange rate and the current market rate as unrealized gains or losses. Realized gains or losses are recognized when contracts are closed and are reported in the statement of operations.

The Fund authorizes its custodian to place and maintain equity securities in a segregated account of the Fund having a value equal to the aggregate amount of the Fund's commitments under forward foreign currency contracts entered into with respect to position hedges.

     FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to "regulated investment companies" and to distribute all of its taxable income to its shareholders. Therefore, no provision for Federal income taxes is required.

     DISTRIBUTIONS Dividends from net investment income and net realized capital gains are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At December 31, 1998, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distribution under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change.

LEXINGTON INTERNATIONAL FUND, INC.
NOTES TO FINANCIAL STATEMENTS
December 31, 1998 and 1997 (continued)

1. SIGNIFICANT ACCOUNTING POLICIES (continued)

     DEFERRED ORGANIZATION COSTS Organization costs aggregating $48,067 have been fully amortized as of December 31, 1998.

     USE OF ESTIMATES The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATE
The Fund pays an investment advisory fee to Lexington Management Corporation ("LMC") at an annual rate of 1.00% of the Fund's average daily net assets. For 1998, LMC has voluntarily agreed to limit the total expenses of the Fund (including management fees, but excluding interest, taxes, brokerage commissions and extraordinary expenses) to an annual rate of 1.75% of the Fund's average daily net assets. Total reimbursement was $109,634 for the year ended December 31, 1998, and is set forth in the statement of operations.

The   Fund  reimburses  LMC  for  certain  expenses,  including  accounting  and shareholder servicing costs of $39,838 which are incurred by the Fund, but paid by LMC.

3. DISTRIBUTION PLAN
The Fund has a Distribution Plan (the "Plan") which allows payments to finance activities associated with the distribution of the Fund's shares. The Plan provides that the Fund may pay distribution fees on a reimbursement basis, including payments to Lexington Funds Distributor, Inc. ("LFD"), the Fund's distributor, in amounts not exceeding 0.25% per annum of the Fund's average daily net assets. Total distribution expenses for the year ended December 31, 1998, were $19,670 and are set forth in the statement of operations.

4. CAPITAL STOCK
Transactions in capital stock were as follows:

                                                                                   Year ended
                                                              December 31, 1998                  December 31, 1997
                                                       --------------------------------   -------------------------------
                                                           Shares           Amount            Shares           Amount
                                                       -------------   ----------------   -------------   ---------------
Shares sold ........................................     1,005,127      $  11,440,387         305,117      $  3,577,373
Shares issued on reinvestment of dividends .........        58,468            669,485         149,918         1,506,676
                                                         ---------      -------------         -------      ------------
                                                         1,063,595         12,109,872         455,035         5,084,049
Shares redeemed ....................................      (970,855)       (10,843,052)       (218,983)       (2,618,884)
                                                         ---------      -------------        --------      ------------
Net increase .......................................        92,740      $   1,266,820         236,052      $  2,465,165
                                                         =========      =============        ========      ============

5. INVESTMENT TRANSACTIONS
The cost of purchases and proceeds from sales of securities for the year ended December 31, 1998, excluding short-term securities, were $31,555,131 and $29,396,736 respectively.

At December 31, 1998, the aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost amounted to $3,726,861 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value amounted to $1,253,505.

LEXINGTON INTERNATIONAL FUND, INC.
NOTES TO FINANCIAL STATEMENTS
December 31, 1998 and 1997 (continued)

6. INVESTMENT AND CONCENTRATION RISKS

The Fund's investments in foreign securities may involve risks not present in domestic investments. Since foreign securities may be denominated in a foreign currency and involve settlement and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

In addition to the risks described above, risks may arise from forward foreign currency contracts as a result of the potential inability of counterparties to meet the terms of their contracts.


7. FORWARD FOREIGN EXCHANGE CONTRACT

At December 31, 1998, the Fund was committed to sell foreign currency under the following forward foreign exchange contract:



                                             Contract            Contract                          Unrealized
                          Settlement          Amount              Amount                             Loss at
       Contract              Date        (Local Currency)     (U.S. Dollar)        Value        December 31, 1998
----------------------   ------------   ------------------   ---------------   -------------   ------------------
Japanese Yen .........    03/15/99         137,199,721          $1,050,373      $1,215,125         $ (164,752)
                                                                                                   ==========

8. RESTRICTED SECURITY

The following security was purchased under Rule 144A of the Securities Act of 1933 and, unless registered under the Act or exempted from registration, may be sold only to qualified institutional investors.



                             Acquisition                Average Cost       Market      Percent of
         Security                Date        Shares       Per Share        Value       Net Assets
-------------------------   -------------   --------   --------------   -----------   -----------
Aegis Group plc .........   04/27/98        71,000     $ 1.36           $103,659      0.43%
                                                                        ========      ====

Pursuant to guidelines adopted by the Fund's Board of Directors, this unregistered security has been deemed to be illiquid. The Fund currently limits investment in illiquid securities to 15% of the Fund's net assets, at market value.


9. TAX INFORMATION (UNAUDITED)

The following tax information represents the designation of various tax benefits relating to the year ended December 31, 1998:
The percentage of ordinary income distributions paid by the Fund derived from agency and direct obligations of the United States government were as follows:

          U.S. Treasury.................................. 0.63%
          Federal Home Loan Bank......................... 1.53
          Federal Home Loan Mortgage Corporation......... 1.93
          Federal National Mortgage Association.......... 0.06


The Fund designates $695,462, whether taken in shares or cash, as 20% long-term capital gain distributions.

LEXINGTON INTERNATIONAL FUND, INC.
FINANCIAL HIGHLIGHTS

Selected per share data for a share outstanding throughout the period:

                                                                                                            January 3, 1994
                                                                                                            (commencement of
                                                                    Year ended December 31,                  operations) to
                                                     -----------------------------------------------------    December 31,
                                                          1998         1997         1996          1995            1994
                                                     ------------- ----------- ------------- ------------- -----------------

Net asset value, beginning of period ...............  $ 10.10       $ 10.86     $ 10.60       $ 10.37       $ 10.00
                                                      -------       -------     -------       -------       -------
Income (loss) from investment operations:
 Net investment income (loss) ......................     0.17          0.07       (0.02)        (0.01)        (0.08)
 Net realized and unrealized gain
  on investments and foreign
   currency transactions ...........................     1.74          0.10        1.45          0.61          0.67
                                                      -------       -------     -------       -------       -------
Total income from investment operations ............     1.91          0.17        1.43          0.60          0.59
                                                      -------       -------     -------       -------       -------
Less distributions:
 Distributions from net investment income ..........    (0.06)        (0.13)      (0.20)           --            --
 Distributions in excess of net investment income
  (temporary book-tax difference) ..................       --            --          --         (0.35)           --
 Distributions from net realized gains .............    (0.34)        (0.80)      (0.97)        (0.02)        (0.10)
 Distributions in excess of net realized gains
  (temporary book-tax difference) ..................       --            --          --            --         (0.12)
                                                      -------       -------     -------       -------       -------
Total distributions ................................    (0.40)        (0.93)      (1.17)        (0.37)        (0.22)
                                                      -------       -------     -------       -------       -------
Net asset value, end of period .....................  $ 11.61       $ 10.10     $ 10.86       $ 10.60       $ 10.37
                                                      =======      ========     =======      ========      ========
Total return .......................................   19.02%         1.61%      13.57%         5.77%         5.87%
Ratio to average net assets:
 Expenses, before reimbursement or waivers .........    2.25%         2.15%       2.45%         2.46%         2.39%
 Expenses, net of reimbursement or waivers .........    1.75%         1.75%       2.45%         2.46%         2.39%
 Net investment income (loss), before reimbursement
  or waivers .......................................  (0.16)%         0.13%     (0.39)%       (0.12)%       (0.94)%
 Net investment income (loss) ......................    0.35%         0.53%     (0.39)%       (0.12)%       (0.94)%
Portfolio turnover rate ............................  143.67%       122.56%     113.55%       137.72%       100.10%
Net assets, end of period (000's omitted) ..........  $24,000       $19,949     $18,891       $17,855       $17,843

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders
Lexington International Fund, Inc.:


     We have audited the accompanying statements of net assets (including the portfolio of investments) and assets and liabilities of Lexington International Fund, Inc. as of December 31, 1998, and the related statement of operations for the year ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended and for the period from January 3, 1994 (commencement of operations) to December 31, 1994. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Lexington International Fund, Inc. as of December 31, 1998, the result of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended and for the period from January 3, 1994 (commencement of operations) to December 31, 1994, in conformity with generally accepted accounting principles.



                                                                   KPMG LLP
New York, New York
February 8, 1999

LEXINGTON
INTERNATIONAL FUND, INC.

INVESTMENT ADVISER
--------------------------------------------------------------------------------
LEXINGTON MANAGEMENT CORPORATION
P.O. Box 1515
Park 80 West Plaza Two
Saddle Brook, New Jersey 07663

DISTRIBUTOR
--------------------------------------------------------------------------------
LEXINGTON FUNDS DISTRIBUTOR, INC.
P.O. Box 1515
Park 80 West Plaza Two
Saddle Brook, New Jersey 07663


           -----------------------------------------------
              ALL SHAREHOLDER REQUESTS FOR SERVICES OF
              ANY KIND SHOULD BE SENT TO:

              TRANSFER AGENT
           -----------------------------------------------

              STATE STREET BANK AND
              TRUST COMPANY
              c/o National Financial Data Services
              1004 Baltimore
              Kansas City, Missouri 64105

              OR CALL TOLL FREE:
              SERVICE AND SALES: 1-800-526-0056
              24 HOUR ACCOUNT INFORMATION:
              1-800-526-0052
           -----------------------------------------------




--------------------------------------------------------------------------------

(800) 526-0052
                                    "LEXLINE"
                   24 hour toll-free telephone access to your
                             Lexington Fund account
                  Price/Yield o Account Balances o Exchanges o
             Last Transactions o Total Return o Duplicate Statements

--------------------------------------------------------------------------------





This report has been prepared for the information of the shareholders of Lexington International Fund, Inc. and is authorized for distribution to the public only if it is accompanied or preceded by a currently effective prospectus which sets forth expenses and other material information.

                    -----------------------------------------
                                    LEXINGTON
                    -----------------------------------------


                                [GRAPHIC OMITTED]

                                    LEXINGTON
                                  INTERNATIONAL
                                   FUND, INC.

                    -----------------------------------------

                       Seeks long-term growth of capital,
                         primarily through investment in
                           common stocks of companies
                         domiciled in foreign countries
                             and the United States.
                    -----------------------------------------

                                 ANNUAL REPORT
                                DECEMBER 31, 1998

                               The Lexington Group
                                   of NO LOAD
                              Investment Companies